2.5-for-1 Reverse Share Split	9 Months Ended
Sep. 30, 2013
Equity [Abstract]
2.5-for-1 Reverse Share Split

16. 2.5-for-1 Reverse Share Split

On September 6, 2013, the Company’s shareholders approved and effected a reverse share split such that every 2.5 issued and unissued ordinary and preferred shares of par value US$0.005 were consolidated into one share with a par value of US$0.0125 each. All share-related disclosures, including par value, share price, number of ordinary shares, preferred shares, share options, restricted shares, and warrants, exercise price of share options, restricted shares, and warrants and related fair value per share, and net income (loss) per share calculations, have been recast to reflect the 2.5-for-1 reverse share split for all periods presented.